RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2017
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
19.	RELATED PARTY TRANSACTIONS

With respect to aircraft financed by the Securitization Notes, through December 31, 2016, BBAM was entitled to receive (i) a base fee of $150,000 per month, subject to certain adjustments, (ii) a rent fee equal to 1.0% of the aggregate amount of rents due and 1.0% of the aggregate amount of rents actually collected and (iii) a sales fee of 1.5% of the aggregate gross proceeds in respect of any aircraft sold. BBAM also was entitled, until December 31, 2016, to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to an annual CPI adjustment.

Effective January 1, 2017, the servicing agreement between B&B Air Funding and BBAM relating to aircraft financed by the Securitization Notes was amended, thereby (i) amending the rent fee to 3.5% of the aggregate amount of rents actually collected, plus $1,000 per aircraft per month, and (ii) eliminating the base fee of $150,000 per month. In connection with this amendment, effective January 1, 2017, the administrative agency fee also was reduced, through a rebate, to $20,000 per month, subject to an annual CPI adjustment.

With respect to all other aircraft, BBAM is entitled to receive a servicing fee equal to 3.5% of the aggregate amount of rents actually collected, plus an administrative fee of $1,000 per aircraft per month. Under the Term Loan, the Magellan Acquisition Limited Facility and the Fly Acquisition III Facility, BBAM is also entitled to an administrative fee of $10,000 per month. In addition, BBAM is entitled to receive an acquisition fee of 1.5% of the purchase price of any aircraft purchased and a disposition fee of 1.5% of the gross proceeds of any aircraft sold.

For the years ended December 31, 2017, 2016 and 2015, BBAM received servicing and administrative fees totaling $13.1 million, $14.6 million and $17.3 million, respectively.

During the years ended December 31, 2017, 2016 and 2015, the Company incurred $6.8 million, $8.4 million and $9.2 million of origination fees, respectively, payable to BBAM.

The Company pays an annual management fee to the Manager as compensation for providing the services of the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to the Company. In connection with an amendment to the management agreement effective as of July 1, 2015, the annual management fee was reduced from $10.7 million to $5.7 million. The management fee is adjusted each calendar year by (i) 0.3% of the change in the book value of the Company’s aircraft portfolio during the preceding year, up to a $2.0 billion increase over $2.7 billion and (ii) 0.25% of the change in the book value of the Company’s aircraft portfolio in excess of $2.0 billion, with a minimum management fee of $5.0 million. The management fee also is subject to an annual CPI adjustment applicable to the prior calendar year. For the years ended December 31, 2017 and 2016, the Company incurred Management Expenses of $6.3 million. For the year ended December 31, 2015, the Company incurred Management Expenses of $8.2 million.

In connection with the July 2015 amendment, the Company and the Manager also agreed to reduce the disposition fee in respect of the ECAF-I Transaction to an aggregate amount equal to 1.2% of the aggregate gross proceeds for such aircraft. During the years ended December 31, 2017, 2016 and 2015, the Company incurred disposition fees of $0.3 million, $7.5 million and $15.6 million, respectively.

The Company further amended the management agreement, effective as of January 1, 2017, to reflect the amendments made to the servicing and administrative fees payable in respect of the aircraft financed by the Securitization Notes.

The management agreement is scheduled to terminate on July 1, 2025 and shall be automatically extended for one additional term of five years unless terminated by either party with 12 months’ notice or otherwise terminated earlier in accordance with the terms therein.

If the management agreement is not renewed on July 1, 2025, the Company will pay the Manager a non-renewal fee on such termination date in an amount equal to (i) $6.0 million plus (ii) so long as the Management Expense Amount does not exceed $12.0 million, 50% of the excess (if any) of the Management Expense Amount over $6.0 million in respect of the last fiscal year prior to such termination date.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2017, excluding rent fees, consisted of the following (dollars in thousands):

	2018	2019	2020	2021	2022	Thereafter	Total
Fixed base fee payments (1)	$245	$245	$245	$245	$245	$1,470	$2,695
Fixed administrative agency fee payments due by B&B Air Funding (1)	108	69	31	12	12	13	245
Fixed administrative services fee due under the Term Loan (2)	472	452	373	288	200	134	1,919
Fixed administrative services fee due under the Magellan Acquisition Limited Facility (2)	204	204	204	202	192	758	1,764
Fixed administrative services fee due under Fly Acquisition III (2)	168	153	144	144	31	7	647
Fixed administrative agency fee payments due by other subsidiaries (2)	401	362	325	271	262	622	2,243
Fixed payments for Management Expenses (1) (3)	7,307	7,307	7,307	7,307	7,307	54,799	91,334
Total	$8,905	$8,792	$8,629	$8,469	$8,249	$57,803	$100,847

(1)	Assumes Consumer Price Index (“CPI”) rates in effect as of December 31, 2017 remain constant in future periods.
(2)	Assumes number of aircraft at December 31, 2017 remains constant in future periods.
(3)
Assumes an automatic extension for one additional term of five years to July 1, 2030. Also assumes net book value of aircraft at December 31, 2017 and Consumer Price Index rates in effect as of December 31, 2017 remain constant in future periods.